UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2014

YADKIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

North Carolina	000-52099	20-4495993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300 Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

(919) 659-9000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
On July 23, 2014, Yadkin Financial Corporation (the “Company”) issued a press release announcing its financial results for the second quarter of 2014. A copy of the press release is furnished as Exhibit 99.1, and a copy of the related investor presentation is furnished as Exhibit 99.2.

The Company will host a conference call on July 23, 2014 at 10:00 a.m. Eastern Time. The call may be accessed by dialing (855) 241-9862 and requesting the Yadkin Financial Corporation Second Quarter 2014 Earnings Call. Listeners should dial in 10-15 minutes prior to the start of the call. A webcast of the conference call will be available online at www.yadkinbank.com and can be accessed by following the links to About Us, Investor Relations. A replay of the call will be available through August 22, 2014, by dialing (800) 633-8284 or (402) 977-9140 and entering reservation number 21727674.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press release dated July 23, 2014
Exhibit 99.2	Presentation for Conference Call on July 23, 2014

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Yadkin Financial Corporation
(Registrant)

July 23, 2014	/s/ Terry S. Earley
(Date)	Terry S. Earley
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
Exhibit 99.1	Press release dated July 23, 2014
Exhibit 99.2	Presentation for Conference Call on July 23, 2014